UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14A-101)

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.     )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☒	Soliciting Material under §240.14a-12

BEMIS COMPANY, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1) Title of each class of securities to which transaction applies:

(2) Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4) Proposed maximum aggregate value of transaction:

(5) Total fee paid:

☐	Fee paid previously with preliminary materials.
☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:

(2) Form, Schedule or Registration Statement No.:

(3) Filing Party:

(4) Date Filed:

EXPLANATORY NOTE

Bemis Company, Inc. (“Bemis”) has entered into a Transaction Agreement, dated as of August 6, 2018, with Amcor Limited, Arctic Jersey Limited, and Arctic Corp., relating to a proposed business combination that is expected to be submitted to a vote of Bemis’s shareholders.

Bemis is filing this Schedule 14A to file the following communications materials which may be deemed soliciting materials under Rule 14a-12 under the Exchange Act with respect to such vote.

EXHIBIT INDEX

No.	Description

99.1	Bemis Unvested LTI Cash Award Potential Impact FAQ Sheet, dated August 21, 2018

99.2	Bemis Unvested Restricted Stock Award Potential Impact FAQ Sheet, dated August 21, 2018

Exhibit 99.1

BEMIS/AMCOR MERGER UNVESTED LTI CASH AWARD POTENTIAL IMPACT — FAQ

The following information is intended to aid you in understanding how the Long-Term Incentive grants you may have received in 2016, 2017, and/or 2018 are impacted by the closing of the proposed Bemis/Amcor merger.

1)             What is happening and when is it effective?

As announced on Monday, August 6, 2018, Amcor and Bemis agreed to combine in an all-stock transaction.  The closing of this transaction will constitute a “Change of Control Event” under the terms of the 2014 Stock Incentive Plan and all arrangements governing outstanding long-term incentive awards.  The effective date of this event will be set to occur after all closing conditions have been satisfied, including receipt of regulatory and shareholder approval.  The closing is currently anticipated to occur during the first quarter of 2019 but could potentially occur before or beyond such time period.  If for any reason closing does not occur, there will be no Change of Control Event as a result of this transaction and normal plan provisions would continue to apply.

2)             I received a grant in 2016. How are these cash units impacted by this change?

The performance period for share units granted in 2016 terminates on December 31, 2018.  We expect the 2016 restricted stock units (RSUs) will vest prior to the Change of Control Event, and therefore we expect to settle the vested units in accordance with the normal plan provisions.

On the first business day of 2019 (January 2, 2019), time-based share units will settle in the form of cash through your local payroll (less any required tax withholding).  On or about February 6, 2019, we expect the Compensation Committee will certify our relative Total Shareholder Return (TSR) performance results and any performance-based share units that are earned will settle in cash through your local payroll (less any required withholding).  The value of your cash payment is determined by multiplying the closing price of Bemis stock by the number of units that vest (less any required withholding).

Dividend equivalents accrued throughout the applicable vesting periods will be paid to you as a cash payment in lump sum form through your local payroll, subject to required tax withholding.

If closing occurs prior to the vesting and settlement of any of the 2016 units, they will be handled as described below.

3)             I received a grant in 2017 and/or 2018. How are these cash units impacted by this change?

The performance period for share units granted in 2017 terminates on December 31, 2019 and the performance period for share units granted in 2018 terminates on December 31, 2020.  Accordingly, these units are scheduled to vest, if at all, after the expected date of the Change of Control Event.  When a Change of Control Event occurs, all unvested units will vest immediately based on the target level of achievement (i.e., 100% of the units granted to you initially) and the units will be settled in cash (less any required tax withholding).

The cash payment for any vested units will be equal to the number of vested units multiplied by 5.1 (which is the exchange ratio for the merger) multiplied by the weighted average price of New Amcor shares on the three trading days prior to settlement of the award.

BEMIS/AMCOR MERGER UNVESTED LTI CASH AWARD POTENTIAL IMPACT — FAQ

Dividend equivalents accrued up to the Change of Control Event will be paid as a cash lump sum through your local payroll, subject to required tax withholding.

These payments and distributions will be made to you no later than 10 business days after the closing of the merger.

4)             Will I be responsible for any taxes?

Yes, you are responsible for the tax liability on your grant, based on your personal tax status and country of residency.

BEMIS/AMCOR MERGER UNVESTED LTI CASH AWARD POTENTIAL IMPACT — FAQ

Cautionary Statement Regarding Forward-Looking Statements

This communication contains certain statements that are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended. Amcor Limited (“Amcor”), its subsidiary Arctic Jersey Limited (“New Amcor”) and Bemis Company, Inc. (“Bemis”) have identified some of these forward-looking statements with words like “believe,” “may,” “could,” “would,” “might,” “possible,” “will,” “should,” “expect,” “intend,” “plan,” “anticipate,” “estimate,” “potential,” “outlook” or “continue,” the negative of these words, other terms of similar meaning or the use of future dates. Forward-looking statements in this communication include, without limitation, statements about the anticipated benefits of the contemplated transactions, including future financial and operating results and expected synergies and cost savings related to the contemplated transactions, the plans, objectives, expectations and intentions of Amcor, New Amcor or Bemis and the expected timing of the completion of the contemplated transactions. Such statements are based on the current expectations of the management of Amcor or Bemis, as applicable, are qualified by the inherent risks and uncertainties surrounding future expectations generally, and actual results could differ materially from those currently anticipated due to a number of risks and uncertainties. None of Amcor, New Amcor or Bemis, or any of their respective directors, executive officers or advisors, provide any representation, assurance or guarantee that the occurrence of the events expressed or implied in any forward-looking statements will actually occur. Risks and uncertainties that could cause results to differ from expectations include, but are not limited to: uncertainties as to the timing of the contemplated transactions; uncertainties as to the approval of the transactions by Bemis’ and Amcor’s shareholders, as required in connection with the contemplated transactions; the possibility that a competing proposal will be made; the possibility that the closing conditions to the contemplated transactions may not be satisfied or waived, including that a governmental entity may prohibit, delay or refuse to grant a necessary approval; the effects of disruption caused by the announcement of the contemplated transactions or the performance of the parties’ obligations under the transaction agreement making it more difficult to maintain relationships with employees, customers, vendors and other business partners; the risk that shareholder litigation in connection with the contemplated transactions may affect the timing or occurrence of the contemplated transactions or result in significant costs of defense, indemnification and liability; uncertainties as to the availability and terms of refinancing for the existing indebtedness of Amcor or Bemis in connection with the contemplated transactions; uncertainties as to whether and when New Amcor may be listed in the US S&P 500 index and the S&P / ASX 200 index; uncertainties as to whether, when and in what amounts future dividend payments may be made by Amcor, Bemis or New Amcor; other business effects, including the effects of industry, economic or political conditions outside of the control of the parties to the contemplated transactions; transaction costs; actual or contingent liabilities; disruptions to the financial or capital markets; other risks and uncertainties discussed in Amcor’s disclosures to the Australian Securities Exchange (“ASX”), including the “2017 Principal Risks” section of Amcor’s Annual Report 2017; and other risks and uncertainties discussed in Bemis’ filings with the U.S. Securities and Exchange Commission (the “SEC”), including the “Risk Factors” section of Bemis’ annual report on Form 10-K for the fiscal year ended December 31, 2017. You can obtain copies of Amcor’s disclosures to the ASX for free at ASX’s website (www.asx.com.au). You can obtain copies of Bemis’ filings with the SEC for free at the SEC’s website (www.sec.gov). Forward-looking statements included herein are made only as of the date hereof and none of Amcor, New Amcor or Bemis undertakes any obligation to update any forward-looking statements, or any other information in this communication, as a result of new information, future developments or otherwise, or to correct any inaccuracies or omissions in them which become apparent, except as expressly required by law. All forward-looking statements in this communication are qualified in their entirety by this cautionary statement.

Legal Disclosures

No Offer or Solicitation

This communication is not intended to and does not constitute an offer to sell or the solicitation of an offer to subscribe for or buy or an invitation to purchase or subscribe for any securities or the solicitation of any vote or approval in any jurisdiction, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. No offer of securities will be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act.

Important Additional Information Will Be Filed with the SEC

In connection with the contemplated transactions, New Amcor intends to file a registration statement on Form S-4 with the SEC that will include a joint proxy statement of Bemis and prospectus of New Amcor. The joint proxy statement/prospectus will also be sent or given to Bemis shareholders and will contain important information about the contemplated transactions. Shareholders are urged to read the joint proxy statement/prospectus and other relevant documents filed or to be filed with the SEC carefully when they become available because they will contain important information about Bemis, Amcor, New Amcor, the contemplated transactions and related matters. Investors and shareholders will be able to obtain free copies of the joint proxy statement/prospectus (when available) and other documents filed with the SEC by Bemis, Amcor and New Amcor through the SEC’s website (www.sec.gov).

BEMIS/AMCOR MERGER UNVESTED LTI CASH AWARD POTENTIAL IMPACT — FAQ

Participants in the Solicitation

Bemis, Amcor, New Amcor and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from Bemis shareholders in connection with the contemplated transactions. Information about Bemis’ directors and executive officers is set forth in its proxy statement for its 2018 Annual Meeting of Shareholders and its annual report on Form 10-K for the fiscal year ended December 31, 2017, which may be obtained for free at the SEC’s website (www.sec.gov). Information about Amcor’s directors and executive officers is set forth in its Annual Report 2017, which may be obtained for free at ASX’s website (www.asx.com.au). Additional information regarding the interests of participants in the solicitation of proxies in connection with the contemplated transactions will be included in the joint proxy statement/prospectus that New Amcor intends to file with the SEC.

Exhibit 99.2

BEMIS/AMCOR MERGER UNVESTED RESTRICTED STOCK AWARD POTENTIAL IMPACT — FAQ

The following information is intended to aid you in understanding how the long-term incentive awards you may have received in 2016, 2017, and/or 2018 are impacted by the closing of the proposed Bemis/Amcor merger.

1)             What is happening and when is it effective?

As announced on Monday, August 6, 2018, Amcor and Bemis have agreed to combine in an all-stock transaction.  The closing of this transaction will constitute a “Change of Control Event” under the terms of the 2014 Stock Incentive Plan and all arrangements governing outstanding long-term incentive awards issued under that plan. The closing of the merger will occur after all closing conditions have been satisfied, including receipt of regulatory and shareholder approvals.  The closing is currently anticipated to occur during the first quarter of 2019 but could potentially occur before or beyond such time period.  If for any reason closing does not occur, there will be no Change of Control Event as a result of this transaction and normal plan provisions would continue to apply.

2)             I received a grant in 2016. How are these share units impacted by this change?

The performance period for share units granted in 2016 terminates on December 31, 2018.  We expect the 2016 restricted stock units (RSUs) will vest prior to the Change of Control Event, and therefore we expect to settle the vested units in accordance with the normal plan provisions.

On the first business day of 2019 (January 2, 2019), time-based share units will settle in the form of shares of Bemis stock (less shares forfeited to satisfy tax withholding requirements) that will be released in your name to EQ Shareowner Services (previously known as Wells Fargo Shareowner Services).  On or about February 6, 2019, we expect the Compensation Committee will certify our relative Total Shareholder Return (TSR) performance results and any performance-based share units that are earned will settle in the form of Bemis stock (less shares forfeited to satisfy tax withholding requirements) that will be released in your name to EQ Shareowner Services.

Dividend equivalents accrued throughout the applicable vesting periods will be paid to you as a cash lump sum through your local payroll, subject to required tax withholding.

If closing occurs prior to the vesting and settlement of any of the 2016 units, they will be handled as described below.

3)             I received a grant in 2017 and/or 2018. How are these share units impacted by this change?

The performance period for share units granted in 2017 terminates on December 31, 2019 and the performance period for share units granted in 2018 terminates on December 31, 2020.  Accordingly, these units are scheduled to vest, if at all, after the expected date of the Change of Control Event.  When a Change of Control Event occurs, all unvested units will vest immediately based on the target level of achievement (i.e., 100% of the units granted to you initially) and the units will be settled in shares of New Amcor stock (less any shares forfeited to satisfy tax withholding requirements).

Upon the Change of Control Event, the settlement of share units granted in 2017 and 2018 will result in the issuance of 5.1 shares of New Amcor stock for every share of Bemis stock issuable to you.  For

BEMIS/AMCOR MERGER UNVESTED RESTRICTED STOCK AWARD POTENTIAL IMPACT — FAQ

example, if you were originally granted share units for 100 shares of Bemis stock, those units will settle in 510 shares of New Amcor stock, less shares forfeited to satisfy tax withholding requirements, upon the closing of the proposed merger. Cash will be paid in lieu of fractional shares.

Dividend equivalents accrued up to the Change of Control Event and any cash payable in lieu of fractional shares will be paid as a cash lump sum through your local payroll, subject to required tax withholding.

These payments and distributions will be made to you no later than 10 business days after the closing of the merger.

4)             Will I be responsible for any taxes?

US Participants: Yes, you will be responsible for the tax liability on the shares and cash you receive upon settlement of your units, based on your personal tax status.  Shares and cash received in settlement of your units are subject to federal, state, local, FICA, and other employment taxes.  We will withhold income taxes at the supplemental tax rate (22% federal rate, state rates vary) and withhold FICA and other employment taxes by withholding a number of shares that would otherwise be issued to you upon settlement of your units having a value equal to the required tax withholding for those shares.  The net balance of shares will be transferred to your account. The actual amount of your tax liability may be different than the amount withheld, and you will be responsible for any difference.

Non-US Participants: Yes, you are responsible for the tax liability on the shares and cash you receive upon settlement of your units, based on your personal tax status and country of residency.  If required, shares will be withheld upon the settlement of your units and applied to your tax liability, with the net balance of shares transferred to your account.

BEMIS/AMCOR MERGER UNVESTED RESTRICTED STOCK AWARD POTENTIAL IMPACT — FAQ

Cautionary Statement Regarding Forward-Looking Statements

This communication contains certain statements that are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended. Amcor Limited (“Amcor”), its subsidiary Arctic Jersey Limited (“New Amcor”) and Bemis Company, Inc. (“Bemis”) have identified some of these forward-looking statements with words like “believe,” “may,” “could,” “would,” “might,” “possible,” “will,” “should,” “expect,” “intend,” “plan,” “anticipate,” “estimate,” “potential,” “outlook” or “continue,” the negative of these words, other terms of similar meaning or the use of future dates. Forward-looking statements in this communication include, without limitation, statements about the anticipated benefits of the contemplated transactions, including future financial and operating results and expected synergies and cost savings related to the contemplated transactions, the plans, objectives, expectations and intentions of Amcor, New Amcor or Bemis and the expected timing of the completion of the contemplated transactions. Such statements are based on the current expectations of the management of Amcor or Bemis, as applicable, are qualified by the inherent risks and uncertainties surrounding future expectations generally, and actual results could differ materially from those currently anticipated due to a number of risks and uncertainties. None of Amcor, New Amcor or Bemis, or any of their respective directors, executive officers or advisors, provide any representation, assurance or guarantee that the occurrence of the events expressed or implied in any forward-looking statements will actually occur. Risks and uncertainties that could cause results to differ from expectations include, but are not limited to: uncertainties as to the timing of the contemplated transactions; uncertainties as to the approval of the transactions by Bemis’ and Amcor’s shareholders, as required in connection with the contemplated transactions; the possibility that a competing proposal will be made; the possibility that the closing conditions to the contemplated transactions may not be satisfied or waived, including that a governmental entity may prohibit, delay or refuse to grant a necessary approval; the effects of disruption caused by the announcement of the contemplated transactions or the performance of the parties’ obligations under the transaction agreement making it more difficult to maintain relationships with employees, customers, vendors and other business partners; the risk that shareholder litigation in connection with the contemplated transactions may affect the timing or occurrence of the contemplated transactions or result in significant costs of defense, indemnification and liability; uncertainties as to the availability and terms of refinancing for the existing indebtedness of Amcor or Bemis in connection with the contemplated transactions; uncertainties as to whether and when New Amcor may be listed in the US S&P 500 index and the S&P / ASX 200 index; uncertainties as to whether, when and in what amounts future dividend payments may be made by Amcor, Bemis or New Amcor; other business effects, including the effects of industry, economic or political conditions outside of the control of the parties to the contemplated transactions; transaction costs; actual or contingent liabilities; disruptions to the financial or capital markets; other risks and uncertainties discussed in Amcor’s disclosures to the Australian Securities Exchange (“ASX”), including the “2017 Principal Risks” section of Amcor’s Annual Report 2017; and other risks and uncertainties discussed in Bemis’ filings with the U.S. Securities and Exchange Commission (the “SEC”), including the “Risk Factors” section of Bemis’ annual report on Form 10-K for the fiscal year ended December 31, 2017. You can obtain copies of Amcor’s disclosures to the ASX for free at ASX’s website (www.asx.com.au). You can obtain copies of Bemis’ filings with the SEC for free at the SEC’s website (www.sec.gov). Forward-looking statements included herein are made only as of the date hereof and none of Amcor, New Amcor or Bemis undertakes any obligation to update any forward-looking statements, or any other information in this communication, as a result of new information, future developments or otherwise, or to correct any inaccuracies or omissions in them which become apparent, except as expressly required by law. All forward-looking statements in this communication are qualified in their entirety by this cautionary statement.

Legal Disclosures

No Offer or Solicitation

This communication is not intended to and does not constitute an offer to sell or the solicitation of an offer to subscribe for or buy or an invitation to purchase or subscribe for any securities or the solicitation of any vote or approval in any jurisdiction, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. No offer of securities will be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act.

Important Additional Information Will Be Filed with the SEC

In connection with the contemplated transactions, New Amcor intends to file a registration statement on Form S-4 with the SEC that will include a joint proxy statement of Bemis and prospectus of New Amcor. The joint proxy statement/prospectus will also be sent or given to Bemis shareholders and will contain important information about the contemplated transactions. Shareholders are urged to read the joint proxy statement/prospectus and other relevant documents filed or to be filed with the SEC carefully when they become available because they will contain important information about Bemis, Amcor, New Amcor, the contemplated transactions and related matters. Investors and shareholders will be able to obtain free copies of the joint proxy statement/prospectus (when available) and other documents filed with the SEC by Bemis, Amcor and New Amcor through the SEC’s website (www.sec.gov).

BEMIS/AMCOR MERGER UNVESTED RESTRICTED STOCK AWARD POTENTIAL IMPACT — FAQ

Participants in the Solicitation

Bemis, Amcor, New Amcor and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from Bemis shareholders in connection with the contemplated transactions. Information about Bemis’ directors and executive officers is set forth in its proxy statement for its 2018 Annual Meeting of Shareholders and its annual report on Form 10-K for the fiscal year ended December 31, 2017, which may be obtained for free at the SEC’s website (www.sec.gov). Information about Amcor’s directors and executive officers is set forth in its Annual Report 2017, which may be obtained for free at ASX’s website (www.asx.com.au). Additional information regarding the interests of participants in the solicitation of proxies in connection with the contemplated transactions will be included in the joint proxy statement/prospectus that New Amcor intends to file with the SEC.